SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 6, 2004

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On January 6, 2004, Tarantella, Inc. issued a press release announcing that the Board of Directors of the Company has appointed John M. Greeley as the Chief Financial Officer of the Company, replacing Alok Mohan, Tarantella’s Chairman, who was acting CFO. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

99.1	Press release dated January 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: January 20, 2004	By:	/s/ E. JOSEPH VITETTA, JR.
E. Joseph Vitetta, Jr.
Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated January 6, 2004